Provisions	12 Months Ended
Mar. 31, 2021
Disclosure of other provisions [abstract]
Provisions
18. Provisions

The details of changes in provisions during the year ended March 31, 2021 are as follows:

Particulars	Refund Liability (1)		Environmental liability (2)		Legal and others (3)		Total
Balance as at beginning of the year	Rs.	3,252	Rs.	54	Rs.	548	Rs.	3,854
Provision made during the year, net of reversals		2,934		-		63		2,997
Provision used during the year		(3,309)		-		-		(3,309)
Effect of changes in foreign exchange rates		(53)		4		-		(49)
Balance as at end of the year	Rs.	2,824	Rs.	58	Rs.	611	Rs.	3,493
Current	Rs.	2,824	Rs.	-	Rs.	611	Rs.	3,435
Non-current		-		58		-		58
	Rs.	2,824	Rs.	58	Rs.	611	Rs.	3,493

(1)	Refund liability is accounted for by recording a provision based on the Company’s estimate of expected sales returns. See Note 3(l) of these consolidated financial statements for the Company’s accounting policy on refund liability.

(2)	As a result of the acquisition of a unit of The Dow Chemical Company in April 2008, the Company assumed a liability for contamination of the Mirfield site acquired of Rs.39 (carrying value Rs.58). The seller is required to indemnify the Company for this liability. Accordingly, a corresponding asset has also been recorded in the consolidated statements of financial position.

(3)	Primarily consists of provision recorded towards the potential liability arising out of a litigation relating to cardiovascular and anti-diabetic formulations. Refer to Note 33 (Contingencies) of these consolidated financial statements under “Product and patent related matters - Matters relating to National Pharmaceutical Pricing Authority - Litigation relating to Cardiovascular and Anti-diabetic formulations” for further details.